UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2011

AURASOUND, INC.

(Exact name of registrant as specified in Charter)

Nevada	000-51543	20-5573204
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2850 Red Hill Avenue, Suite 100
Santa Ana, California 92705
(Address of Principal Executive Offices)

(949) 829-4000
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a)           On May 6, 2011, Kabani & Company, Inc. (“Kabani”) resigned as the certifying accountant of Aurasound, Inc. (the “Company”).  The Board of Directors of the Company accepted the resignation of Kabani, effective as of such date.

Kabani’s audit reports on the Company’s consolidated financial statements as of and for each of the two fiscal years ended June 30, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, and, except for qualifications as to uncertainty regarding the Company’s ability to continue as a going concern, were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from July 1, 2008 to the date of this Current Report on Form 8-K, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S−K and the related instructions to Item 304 of Regulation S-K) between the Company and Kabani on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Kabani’s satisfaction, would have caused Kabani to make reference to the subject matter of the disagreement in connection with its report for such years.  In addition, during the period identified above, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided Kabani with a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing with the Securities and Exchange Commission (the “SEC”) and requested that Kabani furnish the Company with a letter addressed to the SEC stating whether Kabani agrees with the above statements. A copy of Kabani’s letter, dated May 6, 2011, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)           On May 6, 2011, the Board of Directors of the Company approved the engagement of Hein and Associates LLP (“Hein”) as the Company’s new certifying accountant.  During the period from July 1, 2008 to the date of this Current Report on Form 8-K, neither the Company, nor anyone acting on its behalf, consulted with Hein regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that Hein concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S−K and the related instructions to Item 304 of Regulation S-K), or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S−K).

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
16.1	Letter from Kabani & Company, Inc., dated May 6, 2011, to the Securities and Exchange Commission regarding the change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aurasound, Inc.

Date: May 9, 2011	By:	/s/ Harald Weisshaupt
	Name:	Harald Weisshaupt
	Title:	Chief Executive Officer